                                                                   Exhibit 10.60


                                    GUARANTY

This contract of guaranty made and entered into this FEBRUARY 12, 2003 between CAPCO FINANCIAL COMPANY, A DIVISION OF CUPERTINO NATIONAL BANK hereinafter referred to as "CAPCO", and PACIFIC AEROSPACE & ELECTRONICS, INC. hereinafter referred to as Client; and CASHMERE MANUFACTURING CO., INC. and hereinafter referred to as the Guarantors,

WITNESSETH:

That the Client has made application to CAPCO for financial accommodation, which the Guarantors seek to induce CAPCO to grant.

NOW, THEREFORE, IT IS UNDERSTOOD AND AGREED AS FOLLOWS:

1. To induce CAPCO to grant or extend and/or to continue to grant or extend to or for the benefit of the Client such invoice financing, factoring, loan(s), credit(s), or other financial accommodation upon such terms and conditions and at such rate, or rates of discount, or interest, as may be agreed upon between the Client and CAPCO, and for other good and valuable consideration, including the sum of One Dollar to Guarantors in hand paid, receipt of which is hereby acknowledged, the Guarantors, and each of them (if more than one), and their respective marital communities, hereby jointly and severally guarantee to CAPCO absolutely and unconditionally, at all times, payment immediately when due, of any and all indebtedness and/or liabilities, direct or contingent, irrespective of their character, regularity, enforceability or validity, now owing, or which may hereafter be owing or become due, from the Client to CAPCO, its successors or assigns, or which may arise from dealings between CAPCO and the Client and/or from other dealings by which CAPCO may become in any manner whatsoever a creditor of the Client, including in such indebtedness and/or liabilities (and in addition to whatever limiting amount may be set forth herein), all fees, and or interest charges and expenses accrued with respect thereto, and all costs, charges and expenses which CAPCO may incur in enforcing or obtaining payment of any such indebtedness and/or liabilities, or pay in connection with the Client's account, up to a limiting principal amount of ($3,000,000.00) THREE MILLION AND 00/100 dollars, (regardless of any excess amount which may now or hereafter be or become owing from Client to CAPCO): but nothing herein contained shall be deemed to obligate CAPCO to extend any definite amount of credit to the Client.

2. CAPCO is hereby given the following powers and rights, which CAPCO may at its sole discretion exercise one or more times and from time to time without in any way diminishing, releasing or discharging the Guarantors' obligation hereunder. To make change, alter, cancel, renew, extend, decrease or increase the amount, principal and/or fee of the indebtedness and/or liabilities of the Client; to change, substitute, withdraw, decrease, increase, release, alter, collect or sell (at public or private sale for such price and upon such terms as CAPCO may deem reasonable) any Account, account receivable, right to payment, collateral or property securing such indebtedness and/or liabilities, or any part thereof (CAPCO shall not be bound in any way to effect the reduction or satisfaction of the Client's indebtedness and/or liabilities to CAPCO and neither the Guarantors nor the Client shall have the right to require CAPCO to reduce or to satisfy said indebtedness and/or liabilities either by application of any Account, or collateral or by the enforcement of any guaranty, which CAPCO either now holds or hereafter may obtain as security for the whole or any part of said indebtedness and/or liabilities): to add other guarantors to the guaranty; to procure additional guaranties of any or all of the Clients indebtedness and/or liabilities to CAPCO; to release any of the guarantors executing either this guaranty or other guaranties now extant or hereafter obtained; to enforce for CAPCO's benefit any security which the Client has given to the Guarantors for the Guarantors' indemnity; to apply all sums of money and/or property, of any kind or nature, which may be received by CAPCO from the Client, or from any one on the Client's behalf, or for the Client's use or benefit, to the reduction and/or payment of whatever portion of the Client's indebtedness and/or liabilities which CAPCO, in its sole discretion, may determine, regardless of whether said portion is unsecured, is in any

Form Date 6/97                                                 Initial__________
way secured or guaranteed, is barred by the statute of limitations, or is in excess of the limit of this guaranty (it being the intention of the parties hereto that CAPCO shall have absolute control over the application of all payments from whatever source received); to receive payment in full of all of the indebtedness and/or liabilities owing from the Client to CAPCO before the Guarantors shall be entitled to receive any of the aforesaid money or property or to apply the same upon the Guarantors claims against the Client (including claims acquired by subrogation from CAPCO); to exercise the same powers and rights in the event of the Client's insolvency, bankruptcy, receivership, or assignment for the benefit of creditors, in which event all of the indebtedness and/or liabilities owing from the Client to CAPCO shall be satisfied in full before the Guarantors shall be entitled to participate in the distribution of the Client's assets; and to otherwise deal with the Client, the Guarantors and/or any endorser or guarantor as CAPCO may elect. The liability of Guarantors shall not be affected or impaired by CAPCO's failure, neglect or omission to realize on the indebtedness and/or liabilities or any collateral therefor.

3. Any financial accommodation granted or continued by CAPCO to the Client shall be conclusively deemed to have been induced hereby and in reliance hereon. Notice of acceptance of this guaranty as well as all demands, presentments, notices of protest and notices of every kind or nature, including those of any action or non-action on the part of the Client, CAPCO, any of the Guarantors, any other Guarantor, any creditor of the Client, of CAPCO, or any of the Guarantors, or of any other Guarantor, or any other person, whomsoever, are hereby fully waived by the Guarantors.

4. This is a continuing guaranty and neither the exercise by CAPCO of any of the aforesaid rights and powers, nor the payment and/or satisfaction by anyone, either in whole or in part, of the Client's indebtedness and/or liabilities to CAPCO, nor the intervention of lapses of time between CAPCO's transactions with the Client, regardless of how long or how frequent the lapses shall be, shall operate either as a full or partial discharge of this guaranty but the Guarantors' obligation to CAPCO hereunder, regardless of the foregoing contingencies, shall continue binding and enforceable to the full limit aforesaid, both as to said indebtedness and/or liabilities which then may be extant and unpaid, and as to those which thereafter in any manner may arise until notice in writing, via certified mail, signed by the Guarantors to make no further advances to the Client hereunder is received by CAPCO. If the Guarantors, or any of them, give such notice of their election to be no longer bound by this guaranty, they shall thereby be released from future liability hereunder, but they shall remain bound as to indebtedness and/or liabilities then existing and renewals or extensions in whole or in part of the then existing indebtedness and/or liabilities, but this guaranty, at CAPCO's option shall continue in full force and effect as to any or all of the Guarantors who have not given such notice.

5. Each Guarantor also hereby waives any claim, right, or remedy which such Guarantor may now have or hereafter acquire against the Client, or against other Guarantors, including, without limitation, any claim, right or remedy of subrogation, reimbursement, exoneration, indemnification, contribution, or participation in any claim, right, or remedy of CAPCO against the Client, or against any Guarantor, or any security which CAPCO now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

6. Upon any default of the Client in any of its indebtedness and/or liabilities to be due and payable, and, without making any demand upon or bringing any action against the Client, without seeking recovery against the guarantors under any other guaranties, and without foreclosing upon, selling or otherwise disposing of or collecting any collateral which CAPCO may then have as security for such indebtedness and/or liabilities, CAPCO may proceed directly against the Guarantors to enforce payment by the Guarantors to the full extent of the Guaranty, or, without in any way releasing the Guarantors from their full obligation hereunder, CAPCO may seek recovery from the Client and/or from the guarantors under any other guaranties, and may apply the proceeds of such recovery in the manner set forth in paragraph 2 above. In the event that suit is instituted to enforce this guaranty or any claim arising hereunder, the Guarantors agree and undertake to pay to CAPCO its costs, together with a reasonable attorneys fee (as fixed by the court), and further agree that the venue of any such suit may be laid in King County Washington.

7. Words used herein in the singular number shall be deemed to include the plural and vice versa, and word

Form Date 6/97                                                 Initial__________
importing the masculine gender shall also include the feminine and neuter, where the number or gender of the signatories hereto shall require such construction.

8. This guaranty shall be valid and binding upon the Guarantors who have executed this Guaranty notwithstanding the non-execution hereof by any of the within named Guarantors, by any prospective Guarantors, or by the Client, and notwithstanding the existence of other guaranties of the Client's indebtedness and/or liabilities to CAPCO, and this Guaranty shall inure to the benefit of and bind the heirs, administrators, executors, successors (including successor partnerships of the Client and/or of the Guarantors regardless of changes in name and membership) and assigns of CAPCO, the Client and the Guarantors.

IN WITNESS THEREOF, WE have signed, sealed and delivered this instrument, at Wenatchee, Washington this 12th day of February, 2003.

CAPCO FINANCIAL COMPANY, A DIVISION OF CUPERTINO NATIONAL BANK

By ________________________________

Title _____________________________


PACIFIC AEROSPACE & ELECTRONICS, INC.

By ________________________________

Title _______________________________


GUARANTORS:

__________________________________
Cashmere Manufacturing Co., Inc.

__________________________________


Form Date 6/97                                                 Initial__________

                                    GUARANTY

This contract of guaranty made and entered into this FEBRUARY 12, 2003 between CAPCO FINANCIAL COMPANY, A DIVISION OF CUPERTINO NATIONAL BANK hereinafter referred to as "CAPCO", and PACIFIC AEROSPACE & ELECTRONICS, INC. hereinafter referred to as Client; and NORTHWEST TECHNICAL INDUSTRIES, INC. and hereinafter referred to as the Guarantors,

WITNESSETH:

That the Client has made application to CAPCO for financial accommodation, which the Guarantors seek to induce CAPCO to grant.

NOW, THEREFORE, IT IS UNDERSTOOD AND AGREED AS FOLLOWS:

1. To induce CAPCO to grant or extend and/or to continue to grant or extend to or for the benefit of the Client such invoice financing, factoring, loan(s), credit(s), or other financial accommodation upon such terms and conditions and at such rate, or rates of discount, or interest, as may be agreed upon between the Client and CAPCO, and for other good and valuable consideration, including the sum of One Dollar to Guarantors in hand paid, receipt of which is hereby acknowledged, the Guarantors, and each of them (if more than one), and their respective marital communities, hereby jointly and severally guarantee to CAPCO absolutely and unconditionally, at all times, payment immediately when due, of any and all indebtedness and/or liabilities, direct or contingent, irrespective of their character, regularity, enforceability or validity, now owing, or which may hereafter be owing or become due, from the Client to CAPCO, its successors or assigns, or which may arise from dealings between CAPCO and the Client and/or from other dealings by which CAPCO may become in any manner whatsoever a creditor of the Client, including in such indebtedness and/or liabilities (and in addition to whatever limiting amount may be set forth herein), all fees, and or interest charges and expenses accrued with respect thereto, and all costs, charges and expenses which CAPCO may incur in enforcing or obtaining payment of any such indebtedness and/or liabilities, or pay in connection with the Client's account, up to a limiting principal amount of ($3,000,000.00) THREE MILLION AND 00/100 dollars, (regardless of any excess amount which may now or hereafter be or become owing from Client to CAPCO): but nothing herein contained shall be deemed to obligate CAPCO to extend any definite amount of credit to the Client.

2. CAPCO is hereby given the following powers and rights, which CAPCO may at its sole discretion exercise one or more times and from time to time without in any way diminishing, releasing or discharging the Guarantors' obligation hereunder. To make change, alter, cancel, renew, extend, decrease or increase the amount, principal and/or fee of the indebtedness and/or liabilities of the Client; to change, substitute, withdraw, decrease, increase, release, alter, collect or sell (at public or private sale for such price and upon such terms as CAPCO may deem reasonable) any Account, account receivable, right to payment, collateral or property securing such indebtedness and/or liabilities, or any part thereof (CAPCO shall not be bound in any way to effect the reduction or satisfaction of the Client's indebtedness and/or liabilities to CAPCO and neither the Guarantors nor the Client shall have the right to require CAPCO to reduce or to satisfy said indebtedness and/or liabilities either by application of any Account, or collateral or by the enforcement of any guaranty, which CAPCO either now holds or hereafter may obtain as security for the whole or any part of said indebtedness and/or liabilities): to add other guarantors to the guaranty; to procure additional guaranties of any or all of the Clients indebtedness and/or liabilities to CAPCO; to release any of the guarantors executing either this guaranty or other guaranties now extant or hereafter obtained; to enforce for CAPCO's benefit any security which the Client has given to the Guarantors for the Guarantors' indemnity; to apply all sums of money and/or property, of any kind or nature, which may be received by CAPCO from the Client, or from any one on the Client's behalf, or for the Client's use or benefit, to the reduction and/or payment of whatever portion of the Client's indebtedness and/or liabilities which CAPCO, in its sole discretion, may determine, regardless of whether said portion is unsecured, is in any

Form Date 6/97                                                 Initial__________
way secured or guaranteed, is barred by the statute of limitations, or is in excess of the limit of this guaranty (it being the intention of the parties hereto that CAPCO shall have absolute control over the application of all payments from whatever source received); to receive payment in full of all of the indebtedness and/or liabilities owing from the Client to CAPCO before the Guarantors shall be entitled to receive any of the aforesaid money or property or to apply the same upon the Guarantors claims against the Client (including claims acquired by subrogation from CAPCO); to exercise the same powers and rights in the event of the Client's insolvency, bankruptcy, receivership, or assignment for the benefit of creditors, in which event all of the indebtedness and/or liabilities owing from the Client to CAPCO shall be satisfied in full before the Guarantors shall be entitled to participate in the distribution of the Client's assets; and to otherwise deal with the Client, the Guarantors and/or any endorser or guarantor as CAPCO may elect. The liability of Guarantors shall not be affected or impaired by CAPCO's failure, neglect or omission to realize on the indebtedness and/or liabilities or any collateral therefor.

3. Any financial accommodation granted or continued by CAPCO to the Client shall be conclusively deemed to have been induced hereby and in reliance hereon. Notice of acceptance of this guaranty as well as all demands, presentments, notices of protest and notices of every kind or nature, including those of any action or non-action on the part of the Client, CAPCO, any of the Guarantors, any other Guarantor, any creditor of the Client, of CAPCO, or any of the Guarantors, or of any other Guarantor, or any other person, whomsoever, are hereby fully waived by the Guarantors.

4. This is a continuing guaranty and neither the exercise by CAPCO of any of the aforesaid rights and powers, nor the payment and/or satisfaction by anyone, either in whole or in part, of the Client's indebtedness and/or liabilities to CAPCO, nor the intervention of lapses of time between CAPCO's transactions with the Client, regardless of how long or how frequent the lapses shall be, shall operate either as a full or partial discharge of this guaranty but the Guarantors' obligation to CAPCO hereunder, regardless of the foregoing contingencies, shall continue binding and enforceable to the full limit aforesaid, both as to said indebtedness and/or liabilities which then may be extant and unpaid, and as to those which thereafter in any manner may arise until notice in writing, via certified mail, signed by the Guarantors to make no further advances to the Client hereunder is received by CAPCO. If the Guarantors, or any of them, give such notice of their election to be no longer bound by this guaranty, they shall thereby be released from future liability hereunder, but they shall remain bound as to indebtedness and/or liabilities then existing and renewals or extensions in whole or in part of the then existing indebtedness and/or liabilities, but this guaranty, at CAPCO's option shall continue in full force and effect as to any or all of the Guarantors who have not given such notice.

5. Each Guarantor also hereby waives any claim, right, or remedy which such Guarantor may now have or hereafter acquire against the Client, or against other Guarantors, including, without limitation, any claim, right or remedy of subrogation, reimbursement, exoneration, indemnification, contribution, or participation in any claim, right, or remedy of CAPCO against the Client, or against any Guarantor, or any security which CAPCO now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

6. Upon any default of the Client in any of its indebtedness and/or liabilities to be due and payable, and, without making any demand upon or bringing any action against the Client, without seeking recovery against the guarantors under any other guaranties, and without foreclosing upon, selling or otherwise disposing of or collecting any collateral which CAPCO may then have as security for such indebtedness and/or liabilities, CAPCO may proceed directly against the Guarantors to enforce payment by the Guarantors to the full extent of the Guaranty, or, without in any way releasing the Guarantors from their full obligation hereunder, CAPCO may seek recovery from the Client and/or from the guarantors under any other guaranties, and may apply the proceeds of such recovery in the manner set forth in paragraph 2 above. In the event that suit is instituted to enforce this guaranty or any claim arising hereunder, the Guarantors agree and undertake to pay to CAPCO its costs, together with a reasonable attorneys fee (as fixed by the court), and further agree that the venue of any such suit may be laid in King County Washington.

7. Words used herein in the singular number shall be deemed to include the plural and vice versa, and word

Form Date 6/97                                                 Initial__________
importing the masculine gender shall also include the feminine and neuter, where the number or gender of the signatories hereto shall require such construction.

8. This guaranty shall be valid and binding upon the Guarantors who have executed this Guaranty notwithstanding the non-execution hereof by any of the within named Guarantors, by any prospective Guarantors, or by the Client, and notwithstanding the existence of other guaranties of the Client's indebtedness and/or liabilities to CAPCO, and this Guaranty shall inure to the benefit of and bind the heirs, administrators, executors, successors (including successor partnerships of the Client and/or of the Guarantors regardless of changes in name and membership) and assigns of CAPCO, the Client and the Guarantors.

IN WITNESS THEREOF, WE have signed, sealed and delivered this instrument, at Wenatchee, Washington this 12th day of February, 2003.

CAPCO FINANCIAL COMPANY, A DIVISION OF CUPERTINO NATIONAL BANK


By __________________________________

Title _______________________________


PACIFIC AEROSPACE & ELECTRONICS, INC.


By __________________________________

Title _______________________________


GUARANTORS:

_____________________________________
Northwest Technical Industries, Inc.

_____________________________________

Form Date 6/97                                                 Initial__________

                                    GUARANTY

This contract of guaranty made and entered into this FEBRUARY 12, 2003 between CAPCO FINANCIAL COMPANY, A DIVISION OF CUPERTINO NATIONAL BANK hereinafter referred to as "CAPCO", and PACIFIC AEROSPACE & ELECTRONICS, INC. hereinafter referred to as Client; and PACIFIC COAST TECHNOLOGIES, INC. and hereinafter referred to as the Guarantors,

WITNESSETH:

That the Client has made application to CAPCO for financial accommodation, which the Guarantors seek to induce CAPCO to grant.

NOW, THEREFORE, IT IS UNDERSTOOD AND AGREED AS FOLLOWS:

1. To induce CAPCO to grant or extend and/or to continue to grant or extend to or for the benefit of the Client such invoice financing, factoring, loan(s), credit(s), or other financial accommodation upon such terms and conditions and at such rate, or rates of discount, or interest, as may be agreed upon between the Client and CAPCO, and for other good and valuable consideration, including the sum of One Dollar to Guarantors in hand paid, receipt of which is hereby acknowledged, the Guarantors, and each of them (if more than one), and their respective marital communities, hereby jointly and severally guarantee to CAPCO absolutely and unconditionally, at all times, payment immediately when due, of any and all indebtedness and/or liabilities, direct or contingent, irrespective of their character, regularity, enforceability or validity, now owing, or which may hereafter be owing or become due, from the Client to CAPCO, its successors or assigns, or which may arise from dealings between CAPCO and the Client and/or from other dealings by which CAPCO may become in any manner whatsoever a creditor of the Client, including in such indebtedness and/or liabilities (and in addition to whatever limiting amount may be set forth herein), all fees, and or interest charges and expenses accrued with respect thereto, and all costs, charges and expenses which CAPCO may incur in enforcing or obtaining payment of any such indebtedness and/or liabilities, or pay in connection with the Client's account, up to a limiting principal amount of ($3,000,000.00) THREE MILLION AND 00/100 dollars, (regardless of any excess amount which may now or hereafter be or become owing from Client to CAPCO): but nothing herein contained shall be deemed to obligate CAPCO to extend any definite amount of credit to the Client.

2. CAPCO is hereby given the following powers and rights, which CAPCO may at its sole discretion exercise one or more times and from time to time without in any way diminishing, releasing or discharging the Guarantors' obligation hereunder. To make change, alter, cancel, renew, extend, decrease or increase the amount, principal and/or fee of the indebtedness and/or liabilities of the Client; to change, substitute, withdraw, decrease, increase, release, alter, collect or sell (at public or private sale for such price and upon such terms as CAPCO may deem reasonable) any Account, account receivable, right to payment, collateral or property securing such indebtedness and/or liabilities, or any part thereof (CAPCO shall not be bound in any way to effect the reduction or satisfaction of the Client's indebtedness and/or liabilities to CAPCO and neither the Guarantors nor the Client shall have the right to require CAPCO to reduce or to satisfy said indebtedness and/or liabilities either by application of any Account, or collateral or by the enforcement of any guaranty, which CAPCO either now holds or hereafter may obtain as security for the whole or any part of said indebtedness and/or liabilities): to add other guarantors to the guaranty; to procure additional guaranties of any or all of the Clients indebtedness and/or liabilities to CAPCO; to release any of the guarantors executing either this guaranty or other guaranties now extant or hereafter obtained; to enforce for CAPCO's benefit any security which the Client has given to the Guarantors for the Guarantors' indemnity; to apply all sums of money and/or property, of any kind or nature, which may be received by CAPCO from the Client, or from any one on the Client's behalf, or for the Client's use or benefit, to the reduction and/or payment of whatever portion of the Client's indebtedness and/or liabilities which CAPCO, in its sole discretion, may determine, regardless of whether said portion is unsecured, is in any

Form Date 6/97                                                 Initial__________
way secured or guaranteed, is barred by the statute of limitations, or is in excess of the limit of this guaranty (it being the intention of the parties hereto that CAPCO shall have absolute control over the application of all payments from whatever source received); to receive payment in full of all of the indebtedness and/or liabilities owing from the Client to CAPCO before the Guarantors shall be entitled to receive any of the aforesaid money or property or to apply the same upon the Guarantors claims against the Client (including claims acquired by subrogation from CAPCO); to exercise the same powers and rights in the event of the Client's insolvency, bankruptcy, receivership, or assignment for the benefit of creditors, in which event all of the indebtedness and/or liabilities owing from the Client to CAPCO shall be satisfied in full before the Guarantors shall be entitled to participate in the distribution of the Client's assets; and to otherwise deal with the Client, the Guarantors and/or any endorser or guarantor as CAPCO may elect. The liability of Guarantors shall not be affected or impaired by CAPCO's failure, neglect or omission to realize on the indebtedness and/or liabilities or any collateral therefor.

3. Any financial accommodation granted or continued by CAPCO to the Client shall be conclusively deemed to have been induced hereby and in reliance hereon. Notice of acceptance of this guaranty as well as all demands, presentments, notices of protest and notices of every kind or nature, including those of any action or non-action on the part of the Client, CAPCO, any of the Guarantors, any other Guarantor, any creditor of the Client, of CAPCO, or any of the Guarantors, or of any other Guarantor, or any other person, whomsoever, are hereby fully waived by the Guarantors.

4. This is a continuing guaranty and neither the exercise by CAPCO of any of the aforesaid rights and powers, nor the payment and/or satisfaction by anyone, either in whole or in part, of the Client's indebtedness and/or liabilities to CAPCO, nor the intervention of lapses of time between CAPCO's transactions with the Client, regardless of how long or how frequent the lapses shall be, shall operate either as a full or partial discharge of this guaranty but the Guarantors' obligation to CAPCO hereunder, regardless of the foregoing contingencies, shall continue binding and enforceable to the full limit aforesaid, both as to said indebtedness and/or liabilities which then may be extant and unpaid, and as to those which thereafter in any manner may arise until notice in writing, via certified mail, signed by the Guarantors to make no further advances to the Client hereunder is received by CAPCO. If the Guarantors, or any of them, give such notice of their election to be no longer bound by this guaranty, they shall thereby be released from future liability hereunder, but they shall remain bound as to indebtedness and/or liabilities then existing and renewals or extensions in whole or in part of the then existing indebtedness and/or liabilities, but this guaranty, at CAPCO's option shall continue in full force and effect as to any or all of the Guarantors who have not given such notice.

5. Each Guarantor also hereby waives any claim, right, or remedy which such Guarantor may now have or hereafter acquire against the Client, or against other Guarantors, including, without limitation, any claim, right or remedy of subrogation, reimbursement, exoneration, indemnification, contribution, or participation in any claim, right, or remedy of CAPCO against the Client, or against any Guarantor, or any security which CAPCO now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

6. Upon any default of the Client in any of its indebtedness and/or liabilities to be due and payable, and, without making any demand upon or bringing any action against the Client, without seeking recovery against the guarantors under any other guaranties, and without foreclosing upon, selling or otherwise disposing of or collecting any collateral which CAPCO may then have as security for such indebtedness and/or liabilities, CAPCO may proceed directly against the Guarantors to enforce payment by the Guarantors to the full extent of the Guaranty, or, without in any way releasing the Guarantors from their full obligation hereunder, CAPCO may seek recovery from the Client and/or from the guarantors under any other guaranties, and may apply the proceeds of such recovery in the manner set forth in paragraph 2 above. In the event that suit is instituted to enforce this guaranty or any claim arising hereunder, the Guarantors agree and undertake to pay to CAPCO its costs, together with a reasonable attorneys fee (as fixed by the court), and further agree that the venue of any such suit may be laid in King County Washington.

7. Words used herein in the singular number shall be deemed to include the plural and vice versa, and word

Form Date 6/97                                                 Initial__________
importing the masculine gender shall also include the feminine and neuter, where the number or gender of the signatories hereto shall require such construction.

8. This guaranty shall be valid and binding upon the Guarantors who have executed this Guaranty notwithstanding the non-execution hereof by any of the within named Guarantors, by any prospective Guarantors, or by the Client, and notwithstanding the existence of other guaranties of the Client's indebtedness and/or liabilities to CAPCO, and this Guaranty shall inure to the benefit of and bind the heirs, administrators, executors, successors (including successor partnerships of the Client and/or of the Guarantors regardless of changes in name and membership) and assigns of CAPCO, the Client and the Guarantors.

IN WITNESS THEREOF, WE have signed, sealed and delivered this instrument, at Wenatchee, Washington this 12th day of February, 2003.

CAPCO FINANCIAL COMPANY, A DIVISION OF CUPERTINO NATIONAL BANK

By ________________________________

Title _____________________________


PACIFIC AEROSPACE & ELECTRONICS, INC.

By ________________________________

Title _____________________________


GUARANTORS:

___________________________________
Pacific Coast Technologies, Inc.

___________________________________


Form Date 6/97                                                 Initial__________